Exhibit 10.9.4

                       FOURTH AMENDMENT TO EMPLOYMENT AND
                          NON-COMPETITION AND AGREEMENT

         This Fourth  Amendment is made on the 4th day of February  2004, by and
between  STEPHEN  P.  HERBERT  ("Herbert"),   and  USA  TECHNOLOGIES,   INC.,  a
Pennsylvania corporation ("USA").

Background

         USA and Herbert entered into an Employment And Non-Competition Agreement dated April 4, 1996, a First Amendment thereto dated as of February 22, 2000, a Second Amendment thereto dated April 15, 2002 and a Third Amendment dated as of July 25, 2003 (collectively, the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

         1. Amendment. Subparagraph (a) of Section 2. Compensation and Benefits of the Agreement is hereby deleted and the following new subparagraph (a) is hereby substituted in its place:

         A. In consideration of his services rendered, commencing January 1, 2004, USA shall pay to Herbert a base salary of $230,000 per year during the Employment Period, subject to any withholding required by law. Herbert's base salary may be increased from time to time in the discretion of the Board of Directors.

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         2.  Modification.   Except  as  otherwise  specifically  set  forth  in
Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

         3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         4. Effective Time. The amendments to the Agreement made in Paragraph 1 hereof shall be effective from and after January 1, 2004. IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment on the day and year first above written.

                                                       USA TECHNOLOGIES, INC.


                                                   By: /s/ George R. Jensen, Jr.
                                                       -------------------------
                                                       George R. Jensen, Jr.,
                                                       Chief Executive Officer


                                                       /s/ Stephen P. Herbert
                                                       -------------------------
                                                       STEPHEN P. HERBERT